EXHIBIT 99.1
------------

                 LILM, INC. and SUBSIDIARY and LIL MARC INC. (predecessor)
                               ( Development Stage Company )
                                CONSOLIDATED BALANCE SHEETS
                            June 30, 2006 and December 31, 2005
                                         RESTATED

------------------------------------------------------------------------------------------


                                                                Jun 30         Dec 31,
                                                                 2006           2005
                                                              -----------    -----------

ASSETS
CURRENT ASSETS
   Cash                                                       $    15,576    $    21,530
                                                              -----------    -----------

         Total Current Assets                                      15,576         21,530
                                                              -----------    -----------

OFFICE EQUIPMENT - net of accumulated depreciation                  1,347          1,469
                                                              -----------    -----------

                                                              $    16,923    $    22,999
                                                              ===========    ===========
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES

     Accounts payable                                         $      --      $       250
    Accounts payable - related party                                5,797          5,797
                                                              -----------    -----------

         Total Current Liabilities                                  5,797          6,047
                                                              -----------    -----------

STOCKHOLDERS' EQUITY

    Common stock
         25,000,000 shares authorized  at $0.001 par value;
         2,583,750 shares issued and outstanding                    2,584          2,584
     Capital in excess of par value - RESTATED                    135,111        135,111
    Accumulated deficit during development stage-RESTATED        (126,569)      (120,743)
                                                              -----------    -----------
          Total Stockholders' Equity                               11,126         16,952
                                                              -----------    -----------

                                                              $    16,923    $    22,999
                                                              ===========    ===========


        The accompanying notes are an integral part of these financial statements.



                          LILM, INC. and SUBSIDIARY and LIL MARC INC. (predecessor)
                                        ( Development Stage Company )
                                    CONSOLIDATED STATEMENT OF OPERATIONS
                              For the Three and Six Months Ended June 30, 2006
                               and 2005 and the Period April 22, 1997 (date of
                                 inception of predecessor) to June 30, 2006

------------------------------------------------------------------------------------------------------------


                                                                                                RESTATED
                                           Three Months                  Six Months
                                   --------------------------    --------------------------  ---------------
                                      Jun 30,        Jun 30,       Jun 30,        Jun  30,    Apr 22, 1997
                                       2006           2005          2006            2005     to Jun 30, 2006
                                   -----------    -----------    -----------    -----------  ---------------
REVENUES                           $     1,009    $       394    $     2,244    $       800   $    16,978
                                   -----------    -----------    -----------    -----------   -----------

EXPENSES

   Administrative                        2,664          6,740          7,738          8,855       114,846
   Royalties                              --               16           --               81
   Depreciation and amortization           158            150            316            540        28,620
                                   -----------    -----------    -----------    -----------   -----------
                                         2,822          6,890          8,070          9,395       143,547
                                   -----------    -----------    -----------    -----------   -----------

NET LOSS                           $    (1,813)   $    (6,496)   $    (5,826)    $ ( 8,595)   $  (126,569)
                                   ===========    ===========    ===========    ===========   ===========







NET LOSS PER COMMON SHARE

   Basic and diluted               $      --      $      --      $      --      $      --
                                   -----------    -----------    -----------    -----------



AVERAGE OUTSTANDING SHARES

    Basic (stated in 1000's)             2,584          2,584          2,584          2,584
                                   -----------    -----------    -----------    -----------



                 The accompanying notes are an integral part of these financial statements.



                         LILM, INC. and SUBSIDIARY and LIL MARC INC. (predecessor)
                                       ( Development Stage Company )
                                   CONSOLIDATED STATEMENT OF CASH FLOWS
                          For the Six Months Ended June 30, 2006 and 2005 and the
                 Period April 22, 1997 (date of inception of predecessor) to June 30, 2006

-----------------------------------------------------------------------------------------------------------


                                                                                             RESTATED
                                                               Jun 30,         Jun 30,    Apr 22, 1997 to
                                                                2006            2005       Jun 30, 2006
                                                             -----------    -----------    -----------


CASH FLOWS FROM
   OPERATING ACTIVITIES
   Net loss                                                  $    (5,826)        (8,595)   $  (126,569)

   Adjustments to reconcile net loss to
       net cash provided by operating
       activities

          Issuance of common stock for expenses                     --             --            8,700
          Depreciation and amortization                              316            540         28,470
          Changes in accounts payable                              1,300            (18)        (4,388)
          Contributions to capital - expenses                       --             --              100


          Net Cash Flows Used in Operations                       (4,210)        (8,073)       (93,687)
                                                             -----------    -----------    -----------

CASH FLOWS FROM INVESTING
   ACTIVITIES

      Purchase of patents                                           --             --          (28,650)
      Purchase office equipment                                     (194)          --           (2,096)
                                                             -----------    -----------    -----------

CASH FLOWS FROM FINANCING
   ACTIVITIES

       Changes in advances from related parties                   (1,550)          --            5,797
       Proceeds from issuance of common stock net of costs          --             --          134,212
                                                             -----------    -----------    -----------


   Net Change  in Cash                                            (5,954)        (8,073)        15,576
    Cash at Beginning of Period                                   21,530         33,363           --
                                                             -----------    -----------    -----------

   Cash at End of Period                                     $    15,576    $    25,290    $    15,576
                                                             ===========    ===========    ===========




NON CASH  FLOWS  FROM OPERATING AND INVESTING ACTIVITIES

        Issuance of  922,900 common shares for a patent - 2000                             $    11,963
                                                                                           -----------
        Contributions to capital - expenses - 2001                                                 100
                                                                                           -----------

               The accompanying notes are an integral part of these financial statements.

            LILM, INC. and SUBSIDIARY and LIL MARC INC. (predecessor)
                          ( Development Stage Company )
                          NOTES TO FINANCIAL STATEMENTS
                                  June 30, 2006

--------------------------------------------------------------------------------


1.     ORGANIZATION

The Company was incorporated under the laws of the state of Nevada on December 30, 1999 with authorized common stock of 25,000,000 shares with a par value of $.001.

The principal business activity of the Company is to manufacture and market the "LiL Marc" urinal used in the training of young boys.

During January 2005 the Company organized "LiL Marc, Inc.", in the state of Utah, and transferred all its assets and liabilities to LiL Marc Inc. in exchange for all of the outstanding stock of LiL Marc, Inc. for the purpose of continuing the operations of the Company in the subsidiary.

"LiL Marc, Inc." (predecessor) was incorporated under the laws of the state of Nevada on April 22, 1997 for the purpose of marketing and sales of the "Lil Marc" training urinal for use by young boys. The marketing and sales activity was transferred to LILM, Inc. on December 30, 1999.

Included in these financial statements are the combined statement of operations of LIL Marc, Inc. (predecessor) for the period April 22, 1997 to December 30, 1999 and LILM, Inc., and its subsidiary, for the period December 30, 1999 to June 30, 2006.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Accounting Methods
------------------

The Company recognizes income and expenses based on the accrual method of accounting.

Dividend Policy

The Company has not yet adopted a policy regarding payment of dividends.

Income Taxes

The Company utilizes the liability method of accounting for income taxes. Under the liability method deferred tax assets and liabilities are determined based on the differences between financial reporting and the tax bases of the assets and liabilities and are measured using the enacted tax rates and laws that will be in effect, when the differences are expected to reverse. An allowance against deferred tax assets is recorded, when it is more likely than not, that such tax benefits will not be realized.

On June 30, 2006, the Company had a net operating loss available for carryforward of $74,592. The income tax benefit of approximately $22,400 from the carryforward has been fully offset by a valuation reserve because the use of the future tax benefit is doubtful since the Company has not started full operations. The net operating loss will expire starting in 2021 through 2026.

            LILM, INC. and SUBSIDIARY and LIL MARC INC. (predecessor)
                          ( Development Stage Company )
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                                  June 30, 2006

--------------------------------------------------------------------------------


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - continued

Revenue Recognition
-------------------

Revenue is recognized upon the completion of the sale and shipment of the training urinal products.

Advertising and Market Development
----------------------------------

The company expenses advertising and market development costs as incurred.

Financial Instruments
---------------------

The carrying amounts of financial instruments are considered by management to be their estimated fair values due to their short term maturities.

Basic and Diluted Net Income (Loss) Per Share
---------------------------------------------

Basic net income (loss) per share amounts are computed based on the weighted average number of shares actually outstanding. Diluted net income (loss) per share amounts are computed using the weighted average number of common shares and common equivalent shares outstanding as if shares had been issued on the exercise of any common share rights unless the exercise becomes antidilutive and then only the basic per share amounts are shown in the report.

Financial and Concentrations Risk
---------------------------------

The Company does not have any concentration or related financial credit risk.

Estimates and Assumptions
-------------------------

Management uses estimates and assumptions in preparing financial statements in accordance with accounting principles generally accepted in the United States of America. Those estimates and assumptions affect the reported amounts of the assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were assumed in preparing these financial statements.

Principles of Consolidation
---------------------------

The accompanying consolidated financial statements include the accounts of the Company and its subsidiary from its inception. All intercompany accounts and balances have been eliminated in the consolidation.

            LILM, INC. and SUBSIDIARY and LIL MARC INC. (predecessor)
                          ( Development Stage Company )
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                                  June 30, 2006

--------------------------------------------------------------------------------


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - continued

Office Equipment
----------------

Office equipment consists of a computer and is depreciated over three years on the straight method.

Recent Accounting Pronouncements
--------------------------------

The Company does not expect that the adoption of other recent accounting pronouncements will have a material impact on its financial statements.

3.  PATENT

The Company acquired a patent, from a related party, for the "LiL Marc" training urinal. The patent was issued on July 16, 1991 and has been fully amortized.

The terms of the acquisition of the patent includes a royalty of $.25, due to the inventor, on the sale of each training urinal.

4.  SIGNIFICANT TRANSACTIONS WITH RELATED PARTIES

Officer-directors have acquired 73% of the outstanding common stock of the Company and have made demand, no interest, loans to the Company of $5,797.

5. PRIOR REPORTS REVISED AND RESTATED

The Company's financial statements for the year ended December 31, 2005 and the quarters ended June 30, 2006 and September 30, 2006 were revised and restated to include the historical operating loss of the Company's predecessor for the period April 22, 1997 to December 30, 1999 in the amount of $51,977. (note 1) Following are the before and after account balances as restated:

                                        Dec 31,        Jun 30,      Sept 30,
                                         2005           2006          2006
                                       ---------     ---------     ---------
Capital in excess of par value
   Before                                 83,134        83,134        83,134
   After                                 135,111       135,111       135,111
Deficit
   Before                                (68,766)      (74,592)      (77,595)
   After                                (120,743)     (126,569)     (129,572)
Net  loss - inception to period end
   Before                                (68,766)      (74,592)      (77,595)
   After                                (120,743)     (126,569)     (129,572)